Exhibit 10.1

OSIRIS THERAPEUTICS, INC.

CONVERTIBLE PROMISSORY NOTE

SUBSCRIPTION DOCUMENTS

SUBSCRIPTION INSTRUCTIONS

To subscribe for notes of Osiris Therapeutics, Inc., a prospective investor must complete the Subscription Documents.  Specifically, a prospective investor must:

1.                                       Read the Subscription Agreement in its entirety and confirm that all of the representations and warranties of the Subscriber are true, complete and correct.

2.                                       Complete, sign and date the Subscriber Signature Page to the Subscription Agreement on page 11 of the Subscription Agreement.

3.                                       Complete the Subscriber Information requested on page 13 of the Subscription Agreement.

4.                                       Fax all of the fully executed Subscription Documents to:

Osiris Therapeutics, Inc.

Attention:  Chief Financial Officer

Fax:  011-443-545-1710

5.                                       Overnight Courier all of the fully executed Subscription Documents to:

Osiris Therapeutics, Inc.

7015 Albert Einstein Drive

Columbia, MD  USA  21046

Attention:  Chief Financial Officer

If you have any questions concerning the completion of the Subscription Documents, please contact (011-443-545-1819).

THE CONVERTIBLE NOTE TO BE ACQUIRED BY THE SUBSCRIBER PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND NEITHER THE NOTE NOR ANY CONVERSION SHARES MAY BE OFFERED, SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT (“REGULATION S”)), IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER THE SECURITIES ACT, AND THE SUBSCRIBER HAS, IF REQUIRED BY THE COMPANY, DELIVERED AN OPINION OF COUNSEL TO THAT EFFECT.  BY ENTERING INTO THIS SUBSCRIPTION AGREEMENT, SUBSCRIBER REPRESENTS, AMONG OTHER THINGS, THAT IT IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a) OF THE SECURITIES ACT) AND IS NOT A U.S. PERSON, AND IS ACQUIRING THE NOTE PURSUANT HERETO OUTSIDE THE U.S. AND IN ACCORDANCE WITH REGULATION S, AND WILL NOT ENGAGE IN ANY HEDGING TRANSACTIONS WITH RESPECT TO THE COMMON STOCK OR NOTES OF THE COMPANY PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S) EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

OSIRIS THERAPEUTICS, INC.

SUBSCRIPTION AGREEMENT

Name of Subscriber:

Address of Subscriber:

Purchase Price:	US$

TO:         Osiris Therapeutics, Inc., a Delaware corporation (the “Company”).

The Subscriber hereby agrees to loan and advance to Company, and to purchase from the Company at the Closing provided for hereinbelow, and the Company agrees to sell and deliver to the Subscriber, an unsecured convertible promissory note of the Company (the “Note”) in the original principal sum of $                     (the “Principal Amount”), in substantially the form of promissory note attached hereto as Exhibit A.

A.            Payment.  In connection with this Subscription Agreement and subject to acceptance by the Company, the Subscriber hereby agrees with the Company as follows:

(1)           The issuance of the Note offered or subscribed for pursuant hereto will occur at a Closing to be held on March    , 2008(the “Closing Date”),.  On the Closing Date, the Subscriber will pay to the Company the Principal Amount in immediately available funds, by wire transfer as directed by the Company.  Upon the Subscriber’s payment in full of the Principal Amount as contemplated by this Part A(1), the Company shall deliver to the Subscriber the Note, fully executed on behalf of the Company.

B.            Acknowledgments and Covenants.

(1)           The Subscriber hereby agrees to pay all costs and expenses incurred by or on behalf of the Company, including reasonable attorneys’ fees and disbursements, in connection with enforcing the Subscriber’s obligations under this Subscription Agreement in the event of any default in respect of its obligations hereunder.

(2)           Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the “Code”), the Company must withhold tax with respect to certain transfers of property involving a foreign person.  To inform the Company whether withholding is required, the Subscriber shall complete a Form W-9 or applicable Form W-8.

C.            Representations and Warranties.

Subscriber Representations and Warranties.

The Subscriber warrants, represents and agrees with the Company as follows:

(1)           Upon acceptance by the Company, this Subscription Agreement is irrevocable and shall constitute a binding commitment of the Subscriber.

(2)           The principal address of Subscriber is outside of the United States, and Subscriber is not a U.S. Person as such term is defined and used in Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(3)           At the time the “buy” order was originated in respect of Subscriber’s acquisition of the Note pursuant to this Subscription Agreement, Subscriber was outside of the U.S., and Subscriber is outside the U.S. as of the date of the execution and delivery of this Subscription Agreement by Subscriber.  No offer to acquire the Note pursuant to this Subscription Agreement or otherwise to acquire the Note was made to Subscriber or its representatives inside the U.S.

(4)           Subscriber is acquiring the Note and will acquire any Conversion Shares (as defined below) for his/her/its own account, not on behalf or for the account of any U.S. Person, and the purchase of the Note has not been pre-arranged with a purchaser in the U.S.

(5)           The Subscriber will make all resales of the Note, and all resales of shares of Common Stock of the Company acquired upon conversion thereof (“Conversion Shares”) only outside of the U.S. in compliance with Regulation S, or pursuant to a registration statement under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.  Specifically, Subscriber will not resell the Note or any Conversion Shares to any U.S. Person or within the United States prior to the expiration of one (1) year (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

(6)           Subscriber will not engage in any hedging transactions with respect to this Note or any similar note of the Company, or with respect to the Common Stock of the Company, at any time prior to the expiration of the Distribution Compliance Period, except in compliance with the Securities Act.

(7)           The Company is and will be relying on the truth and accuracy of Subscriber’s representations, warranties, agreements, acknowledgements and understandings as set forth herein, in order to determine the applicability of such exemptions and the suitability of Subscriber and his/her/its acquisition of the Note and any Conversion Shares.

(8)           Subscriber has been furnished with, or has acquired, copies of all of the documents filed by the Company with the United States Securities and Exchange Commission during the twelve (12) months prior to the date hereof, as well as all other documents made available by the Company for public dissemination during the same period, including, but not limited to, press releases, and Subscriber has been provided all necessary and appropriate information about the Company to make an informed investment decision with respect to the acquisition of this Shares.  WITHOUT LIMITING THE FOREGOING, THE SUBSCRIBER ACKNOWLEDGES THAT THE ACQUISITION OF THE NOTE INVOLVES, AND THE ACQUISITION OF ANY CONVERSION SHARES WILL INVOLVE, SUBSTANTIAL RISK AND THE SUBSCRIBER MAY LOSE ITS ENTIRE INVESTMENT.

(9)           Subscriber has sufficient knowledge and experience in financial and business matters and is capable of evaluating the risks and merits of Subscriber’s acquisition of the Note and Conversion Shares; Subscriber has been provided the opportunity to make all necessary and appropriate inquiries of the Company regarding the Company’s business and associated risks, and the Company has complied with all such requests; and Subscriber is able financially to bear the risk of losing Subscriber’s full investment in the Note and Conversion Shares.

(10)         The Note is being acquired, and the Conversion Shares will be acquired, in a transaction not involving a public offering within the United States within the meaning of the Securities Act, and Subscriber understands that the Note and Conversion Shares have not been and may not be, registered under the Securities Act or registered or qualified under any the securities laws of any state or other jurisdiction, is and will be “restricted securities” and cannot be resold or otherwise transferred unless registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available.  Prior to any proposed transfer of the Note or Conversion Shares prior to any registration, Subscriber shall, among other things, give written notice to the Company of Subscriber’s intention to effect such transfer, identifying the transferee and describing the manner of the proposed transfer and, if requested by the Company, accompanied by (i) investment representations by the transferee similar to those made by Subscriber in this Section 10 and (ii) an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and without registration or qualification under applicable state or other securities laws.  The Note and the certificate evidencing the Conversion Shares shall bear a legend similar to that set forth on the first page of this Subscription Agreement (insofar as applicable) and otherwise referring to reiterating the restrictions on transfer and other terms hereof applicable to the Note and Conversion Shares upon issuance, and containing such other information and imposing such other restrictions as shall be reasonably required by the Company.

(11)         Subscriber understands that no U.S. federal or state government or agency has passed on or made any recommendation or endorsement of the acquisition by Subscriber of the Note.

(12)         Subscriber acknowledges that there is no restriction imposed hereby upon the Company in respect of the incurring by the Company of additional debt or the issuance by the Company of additional debt or equity securities, or otherwise.

(13)         The Note and conversion Shares will be purchased for the account of the Subscriber for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein.  The Subscriber has not been organized for the specific purpose of acquiring the Note or conversion Shares.  The Subscriber acknowledges that the Note and Conversion Shares have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction and cannot be disposed of unless subsequently registered under the Securities Act and any applicable laws of states or other jurisdictions or an exemption from such registration is available.

(14)         The Subscriber is an “accredited investor” as defined in Rule 501(a) of Securities and Exchange Commission Regulation D, that is (i) if a natural person, Subscriber has an individual net worth, or joint net worth with the Subscriber’s spouse, at the time of the Subscriber’s purchase in excess of  $1,000,000; or (ii) if a corporation, business trust or a partnership, Subscriber was not formed for the specific purpose of acquiring the Shares, and has total assets in excess of $5,000,000.

(15)         The Subscriber acknowledges that at no time was the Subscriber presented with, or solicited by, any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising or general solicitation with respect to the Company.

(16)         If the Subscriber is an entity, the Subscriber is duly organized or, if a trust, duly established pursuant to a valid trust instrument, validly existing and in good standing under the laws of the jurisdiction wherein it is organized and has the power and authority to carry on the activities in which it is engaged and to acquire the Note.  This Subscription Agreement and any other documents executed and delivered by the Subscriber in connection therewith or herewith have been duly authorized, executed and delivered by the Subscriber, and are the legal, valid and binding obligations of the Subscriber enforceable in accordance with their respective terms.

(17)         The execution and delivery of this Subscription Agreement and any other documents executed and delivered by the Subscriber in connection herewith do not, and the performance and consummation of the terms and transactions set forth or contemplated therein or herein will not, contravene or result in a default under any provision of existing law or regulations to which the Subscriber is subject, the provisions of the trust instrument, charter, bylaws or other governing documents of the Subscriber (if the Subscriber is an entity) or any indenture, mortgage or other agreement or instrument to which the Subscriber is a party or by which it is bound and does not require on the part of the Subscriber any approval, authorization, license, or filing from or with any foreign, federal, state or municipal board or agency which has not been obtained.

(18)         The Subscriber represents and warrants that the amounts paid or to be paid by it to the Company in respect of this Subscription Agreement were not and are not directly, or to the Subscriber’s knowledge indirectly, derived from activities that contravene federal, state or foreign laws and regulations, including anti-money laundering and terrorist financing laws and regulations.  Federal regulations and Executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities, and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at www.treas.gov/ofac.

(19)         The Subscriber represents and warrants to, and agrees and covenants with, the Company, as of the date hereof, that, to the best of its knowledge, none of (i) the Subscriber, (ii) any person controlling or controlled by the Subscriber, (iii) if the Subscriber is a privately held entity, any person having beneficial interest in the Subscriber, and (iv) any person for which the Subscriber is acting as agent or nominee in connection with this Subscription Agreement, is a country, territory, individual or entity named on the OFAC lists, nor is any such person or entity prohibited from investing in the Company under any OFAC administered sanctions or embargo programs.

(20)         The Subscriber agrees promptly to notify the Company should the Subscriber become aware of any change in the information set forth in Part (18) or Part (19) above.  The Subscriber acknowledges and agrees that, if required by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional investments from the Subscriber and/or segregating assets of the Subscriber in compliance with government regulations and, if required by law, the Company may also be required to report such action and to disclose the Subscriber’s identity to OFAC.  The Subscriber also understands and agrees that the Company may release confidential information about the Subscriber and, if applicable, any underlying beneficial owners of the Subscriber, to law enforcement agencies to the extent necessary to ensure compliance with all applicable laws, rules and regulations.

(21)         The Company reserves the right to request such information as is necessary to verify the identity of the Subscriber, any related party, any individual or entity having a beneficial interest in, or signatory or other similar authority over, the Subscriber and any transferee of the Note, and may seek to verify such identity and the source of funds for the acquisition of the Note by Subscriber.

(22)         If the Subscriber is acting as nominee or custodian for another person, entity or organization in connection with the acquisition of the Note, the undersigned has so indicated on the “Subscriber Information” page attached hereto.  The representations and warranties contained in this Part C regarding the Subscriber are true and accurate with regard to both the Subscriber and the person, entity or other organization for which the undersigned is acting as nominee or custodian.  The person, entity or organization for which the undersigned is acting as nominee or custodian will not transfer or otherwise dispose of or distribute any part of its economic or beneficial interest in (or any other rights with respect to) the Note without complying with all of the applicable provisions of this Subscription Agreement and applicable law, as if such person, entity or organization were a holder of the Note.  If the undersigned is acting as nominee or custodian for another person, entity or organization, the undersigned agrees to provide such other information as the Company may reasonably request regarding the undersigned and the person, entity or organization for which the undersigned is acting as nominee or custodian in order to determine the eligibility of the Subscriber to acquire the Note.

Company Representations and Warranties.

By accepting the Subscriber’s subscription, the Company warrants, represents and agrees with the Subscriber as follows:

(a)           The Company is duly organized, validly existing and in good standing as a corporation under the Delaware General Corporation Law, with all requisite corporate power and authority to conduct its business as currently conducted and to issue the Note in accordance with the terms of this Subscription Agreement.  This Subscription Agreement (when accepted) will have been duly authorized, executed and delivered by the Company.

(b)           This Subscription Agreement is a legally binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or in injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

D.            Assignment, Survival, Effectiveness and Further Information.

(1)           This Subscription Agreement is not assignable by either the Subscriber or the Company without the prior written approval of the other party in its sole and absolute discretion.  This Subscription Agreement shall be binding upon the successors and any permitted assigns of the Subscriber and, when accepted by the Company, shall be binding upon the successors and any permitted assigns of the Company.

(2)           All of the agreements, covenants, representations and warranties made by the Subscriber in this Subscription Agreement shall survive the execution and delivery hereof.  The Subscriber shall use reasonable efforts to notify the Company and to do so promptly upon discovering that any of the representations or warranties made herein were false when made or has, as a result of changes in circumstances, become false.  Every provision of this Subscription Agreement is intended to be severable, and if any term or provision hereof is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

(3)           The agreements of the Subscriber set forth herein shall become effective and binding upon the Subscriber, without right of revocation, upon the Company’s acceptance of this Subscription Agreement.

E.             Miscellaneous.  Unless otherwise indicated, the address on the first page of this document is the legal residence of the Subscriber, and all offers and communications in connection herewith have been conducted at such address.  The Subscriber, if a foreign entity, represents that it has complied with all of the laws, if any, of its country of residence and incorporation applicable to the acquisition of the Note subscribed to herein.

F.             Remedies.  The Subscriber understands the meaning and legal consequences of its covenants, representations and warranties contained herein, and hereby agrees that the Company may recover from the Subscriber, and the Subscriber shall hold the Company harmless from, any and all loss, damage or liability due to or arising out of any breach of any such covenant, representation or warranty.

G.            Communication.  Any notice, demand, request or other communication which may be required or contemplated herein (including delivery of this Subscription Agreement by and between the parties hereto) shall be sufficiently given or delivered if (i) given either by facsimile transmission (with confirmation of receipt), by reputable overnight delivery service, postage prepaid, or by registered or certified mail, postage prepaid and return receipt requested, to the address indicated herein or to such other address as any party hereto may specify as provided herein, or (ii) delivered personally at such address.

H.            Applicable Law.  This Subscription Agreement and all legal relations, claims or obligations arising out of this transaction shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law provisions.

I.              Confirmation of Representations; Additional Information.  Upon request of the Company, the Subscriber shall confirm the accuracy of the representations in this Subscription Agreement to the Company as of the Closing Date and will use reasonable efforts to notify the

Company and to do so promptly if the Subscriber becomes aware that such representations are, at any time, inaccurate in any respect.  In addition, the Subscriber hereby agrees to respond reasonably to requests to supply any additional written information concerning the representations in this Subscription Agreement that the Company may reasonably request.

J.             Indemnification.  The Subscriber shall indemnify and hold harmless the Company and its agents and affiliates (collectively, the “Indemnified Persons”) from and against any losses, claims, damages, liabilities, costs or expenses to which any of them may become subject arising out of or based upon any false representation or warranty, or any breach of or failure to comply with any covenant or agreement, made by the Subscriber in this Subscription Agreement or in any other document furnished to the Company in connection with the Subscriber’s investment in the Company.  The Subscriber will reimburse each Indemnified Person for his, her or its reasonable legal and other expenses (including the cost of any investigation and preparation) as they are incurred in connection with any action, proceeding or investigation arising out of or based upon the foregoing.  The indemnity and reimbursement obligations of the Subscriber under this Part K shall be in addition to any liability which the Subscriber may otherwise have.

K.            General.  This Subscription Agreement may be executed in counterparts with the same effect as if the parties executing the counterparts had all executed one counterpart.  This Subscription Agreement and the documents specifically referred to herein constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith.  Neither this Subscription Agreement nor any provision hereof may be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom such waiver, modification, discharge or termination is sought to be enforced.  Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Subscription Agreement which are valid.

*                              *                              *                              *                              *

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement to OSIRIS THERAPEUTICS, INC., Inc. this                     day of                         , 200   .

Name of Subscriber:

By:
Hereunto duly authorized

Print Name:
Title:

Principal Amount: US$

[SUBSCRIBER SIGNATURE PAGE]

ACCEPTANCE

Name of Subscriber:

Principal Amount:	US$

The foregoing Subscription Agreement is hereby accepted upon the terms and conditions set forth herein.

OSIRIS THERAPEUTICS, INC.

By:
Name:
Title:

Dated: , 200

SUBSCRIBER INFORMATION

Name of Subscriber:

Type of Entity:

Subscriber’s jurisdiction of organization:
(Country and, if applicable, State)

Subscriber’s principal place of business or principal residence:
(Country and, if applicable, State)

Mailing address for all written notices:

Telephone No.:

Social Security or Tax ID No.:

Principal Amount:	US$